UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of Commission only (as permitted by Rule 14a–6(e)(2))
[X]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to 240.14a–11(c) or 240.14a–12

TEKNOWLEDGE CORPORATION
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required
[   ]    Fee computed on table below per Exchange Act Rule 14a–6(i)(4) and 0–11.

         1)     Title of each class of securities to which transaction applies:

         2)     Aggregate number of securities to which transaction applies:

         3)     Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0–11:

         4)     Proposed maximum aggregate value of transaction:

         5)     Total fee paid:

[   ]    Fee paid previously with Preliminary Materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

         2)     Form, Schedule or Registration Statement No.:

         3)     Filing Party:

         4)     Date Filed:

TEKNOWLEDGE CORPORATION
2595 E. Bayshore Road
Palo Alto, California 94303

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 29, 2008

The 2007 Annual Meeting of the Stockholders of Teknowledge Corporation (the “Company”) will be held on Thursday, May 29, 2008 at 10:00 a.m., local time, at the executive offices of the Company, located at 2595 E. Bayshore Road, Palo Alto, California 94303 for the following purposes:

1.	To elect a Class I Director of the Company to serve for a three-year term;

2.	To transact such other business as may properly come before the 2007 Annual Meeting and any and all adjournments and postponements thereof.

The Board of Directors has fixed the close of business on April 25, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the 2007 Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the 2007 Annual Meeting is available for inspection at the Company’s executive offices. Stockholders may examine the list during ordinary business hours in the 10-day period prior to the meeting. The list will also be available for inspection at the meeting for any purpose relating to the meeting.

YOU ARE URGED TO COMPLETE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPES WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Michael D. Kaplan
Michael D. Kaplan
Vice President, Chief Financial Officer, and Corporate Secretary

Palo Alto, California
April 24, 2008

TEKNOWLEDGE CORPORATION
2595 E. Bayshore Road
Palo Alto, California 94303

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2008
______________________

PROXY STATEMENT
_____________________

This Proxy Statement and the accompanying proxy card are being mailed on or about May 6, 2008, in connection with the solicitation of proxies by the Board of Directors of Teknowledge Corporation (the “Company”), a Delaware Corporation, for use at the 2007 Annual Meeting of Stockholders of the Company to be held on Thursday, May 29, 2008, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

The cost of soliciting proxies will be borne by the Company. The Company will request banks, brokers, custodians, nominees, and other fiduciaries to solicit customers who have stock in the Company registered in the names of such persons and will reimburse them for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation

Only holders of the Company’s Common Stock, par value $.01 per share (“Common Stock”), of record at the close of business on April 25, 2008, will be entitled to vote at the 2007 Annual Meeting. On that date, there were outstanding 5,735,754 shares of Common Stock, all of which are entitled to vote with respect to all matters to be acted upon at the 2007 Annual Meeting.

Shares of Common Stock may be voted by stockholders in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held on the proposals presented in this Proxy Statement. The Company’s by-laws provide that a majority of all of the shares of the stock entitled to vote, whether present in person, or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Any person giving a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company or by attending the meeting and voting in person. The presence at the 2007 Annual Meeting of a stockholder who has signed a proxy will not in itself revoke that proxy. Votes for and against, abstentions and broker non-votes (see below) will each be counted as present for purposes of determining the presence of a quorum.

All shares of Common Stock represented by a properly completed proxy received prior to the taking of any vote at the 2007 Annual Meeting will be voted as directed therein. If no direction is made on the proxy, shares represented by the proxy will be voted “FOR” the election of Dr. Larry Druffel to serve as a Class I director for a three-year term. The Board of Directors knows of no other matters that are to be brought before the 2007 Annual Meeting. If any other matter properly comes before the 2007 Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the 2007 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment.

Your vote is important. We urge you to sign, date, and mail your proxy card promptly to make certain that your shares will be voted at the meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board of Directors currently consists of four members: Neil A. Jacobstein (Chairman), Dr. Larry E. Druffel, Irwin Roth, and Benedict O’Mahoney. The Board of Directors is comprised of three classes of directors, with one class of the Board being elected each year. At each annual meeting, nominees for directors in the class whose term is expiring are voted upon, and upon election, such directors serve a three-year term.

At the 2005 Annual Meeting, Neil A. Jacobstein and Benedict O’Mahoney were elected as Class II directors to serve a three-year term. At the 2006 Annual Meeting, Irwin Roth was elected as Class III director to serve a three-year term. At the 2007 Annual Meeting, the current term of Class I director Dr. Larry E. Druffel will expire. Dr. Larry E. Druffel is the Board of Director nominee for Class I director. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Company may designate.

		Positions	Director
Name	Age	With the Company	Since

Class I Director who is nominated for election at the 2007 Annual Meeting
Dr. Larry E. Druffel	67	Director	1997

Class II Directors whose terms expire at the 2008 Annual Meeting

Neil A. Jacobstein	53	Chairman of the Board, President, and CEO	1993
Benedict O’Mahoney	48	V.P. of Administration & Legal Affairs	1999

Class III Director whose term expires at the 2009 Annual Meeting

Irwin Roth	76	Director	2005

Continuing Class I Director nominated for election at the 2007 Annual Meeting

Dr. Larry E. Druffel. Dr. Druffel, 67, was appointed to the Board of Directors in April 1997. Since 1996, he has served as President, Director, and most recently as Senior Research Associate of the South Carolina Research Authority (SCRA), a public, non-profit, information technology and R&D organization. He holds a Doctorate Degree in Computer Science from Vanderbilt University and a Master’s Degree in Computer Science from the University of London, and was a director of the Software Engineering Institute at Carnegie-Mellon University from 1986 to 1996. He is Chairman of the Board of the Advanced Technology Institute, a private non-profit corporation. Since 2001, he has served as a member of the Board of Directors of Environmental Enterprise Group, a private environmental clean up company.

Class II Directors whose terms expire at the 2008 Annual Meeting

Neil A. Jacobstein. Mr. Jacobstein, 53, has served as Chairman of the Board, Chief Executive Officer and President of Teknowledge since November 1999. He served as President, Chief Operating Officer, and a Director of Teknowledge from January 1993 to November 1999. After joining Teknowledge in 1984, Mr. Jacobstein was promoted over a nine-year period to: Senior Knowledge Engineer, Manager of the Research and Advanced Development Group, Vice President and General Manager of Research and Advanced Systems Development, and Vice President and General Manager of the Knowledge Systems Division. Mr. Jacobstein initiated Teknowledge’s eCommerce business unit in 1996. He has served on the Technology Advisory Board of the U.S. Army’s Simulation, Training, and Instrumentation Command (now PEOSTRI). Prior to joining Teknowledge, Mr. Jacobstein was a Graduate Research Intern and consultant at Xerox PARC, and a Research Associate at CBNS. Mr. Jacobstein was the Chairman of the Association for the Advancement of Artificial Intelligence’s 17th Innovative Applications of AI conference in July 2005. Since 1992, he has served as the Chairman of the Board of Directors of the Institute for Molecular Manufacturing, a private nonprofit organization. In 1999, Mr. Jacobstein was elected a Henry Crown Fellow in the Aspen Institute’s executive leadership program. He was a Senior Research Fellow in the Reuter’s Digital Vision Program at Stanford University during 2006 and 2007. He is currently a Distinguished Visiting Scholar in the Media X Program at Stanford University.

Benedict O’Mahoney. Mr. O’Mahoney, 48, is Senior Vice President of Administration and Legal Affairs of Teknowledge. Mr. O’Mahoney was elected to the Board in November 1999. Mr. O’Mahoney joined the Company in 1996 as Corporate Counsel and he was promoted to Senior Vice President of Administration and Legal Affairs in October 1999. From 1991 to 1996, Mr. O’Mahoney practiced intellectual property law, and he served as General Counsel for Slatt Mortgage Company from 1988 to 1995.

Class III Director whose term expires at the 2009 Annual Meeting

Irwin T. Roth. Mr. Roth, 76, was elected to the Board of Directors in 2005.  Irwin Roth is the Chairman of the Board and CEO of Auricast, Inc., a creator of personalized media publications. He is also the Chairman of the Board and CEO of V Entertainment, Ltd., a company focused on multi-broadcast music events; On-Line Entertainment Network, Inc., an Internet-based entertainment network featuring streaming audio; and Color Q, Inc., a fine-art reproduction and printing service firm. He is a Director of Com-Guard, Inc., a developer of PC security software. In past years, he has served as a director and officer of numerous companies. Mr. Roth has been a practicing attorney for over 45 years in New York City, where he specializes in securities and entertainment law. He received his B.A. degree in Political Science in 1952, and a Juris Doctor degree in 1955 from the University of Michigan.

Vote Required

If a quorum is present and voting, the nominee for Class I Director receiving the highest number of votes will be elected as a director. Abstentions and broker non-votes will have no effect on the vote. Shares represented by the enclosed form of proxy will be voted “FOR” the election of the nominee identified above, unless otherwise directed.

Board Recommendation

The Board of Directors recommends that the Company’s stockholders vote “FOR” the election of Dr. Druffel as a Class I Director.

Board Committees and Meetings

The Company’s Board of Directors held five regular and four Audit Committee meetings during 2005. All members of the Board of Directors attended more than 75% of the meetings of the Board of Directors and the committees on which they served. Messrs. Druffel and Roth, the members of the Finance and Audit Committee, are considered independent directors.

The Board of Directors of Teknowledge has two standing committees: the Finance and Audit Committee and the Executive Committee. The outside Board members also serve as members of the Executive Committee, which reviews and approves executive compensation. The Nominating Committee is comprised of all four members of the Board of Directors.

The primary responsibility of the Finance and Audit Committee is to oversee the annual audit of the Company, to recommend to the Board the retention of independent accountants, and to monitor the Company’s internal accounting controls and procedures. The Finance and Audit Committee also reviews and pre-approves any non-audit services that may be performed by the independent public accountants and reviews the scope and results of their annual audit, including the audited financial statements for the Company. The Committee is also responsible for overseeing corporate governance issues, especially as they relate to the requirements of the Sarbanes-Oxley Act of 2002. The current members of the Finance and Audit Committee are Messrs. Roth and Druffel (Chairman). No member of the Finance and Audit Committee currently qualifies as an audit committee financial expert as defined under Item 401(e) of Regulation S-B.

Director Nominations

 The Company approved a Charter for nominating new members to the Board of Directors effective July 31, 2005. The entire Board of Directors is currently responsible for performing nominating functions. The Board considers suggestions for possible candidates for directors from many sources, including stockholders, the Chief Executive Officer and other Directors. In order for stockholder suggestions regarding possible candidates for Director to be considered by the Board of Directors, such suggestions should be provided to the Secretary of the Company at the principal offices of the Company in writing by at least 120 days prior to the mailing date of the proxy statement for the annual meeting of the preceding year. Stockholders should include in such communications the name and biographical data of the individual who is the subject of the communication and the individual’s relationship to the stockholder. The nominee for Class I director at the 2007 Annual Meeting of Stockholders was recommended by the entire Board of Directors.

When identifying director nominees, the Nominating Committee considers the following:

·	The person's reputation, integrity and independence under SEC rules and regulations;

·
The person's skills and business, government, or other professional experience and acumen, bearing in mind the composition of the Board, the current state of the Company, and the software technology industry generally at the time of determination;

·
The number of other public companies for which the person serves as a director and/or as a member of an audit committee, and the availability of the person's time and his or her commitment to the Company; and

·	How the person fits into the Company’s interest in increasing the diversity of its Board.

Communications with Directors

Any stockholder wishing to communicate with any of the Company’s directors may write to the directors, c/o Secretary, addressed to the Company at its principal office at 2595 E. Bayshore Road, Palo Alto California, 94303. The Acting Secretary will forward these communications directly to the director(s).

Director Attendance at Annual Meetings

The Company encourages, but does not require, its directors to attend annual stockholders meetings. Two of the four directors attended the 2006 Annual Stockholders Meeting.

Directors’ Fees. Each non-employee member of the Board of Directors is entitled to receive cash compensation totaling $10,000 per year, which is paid in quarterly increments of $2,500. Non-employees members are reimbursed for out-of-pocket expenses related to Board activities. Each non-employee member may elect to receive stock option grants in lieu of cash compensation in accordance with the terms of the Directors’ Option Plan described below. Employee directors are not compensated for their services as directors of the Company. In addition to their regular compensation, directors are entitled to be reimbursed for related travel, lodging, and other expenses in attending board and committee meetings.

Directors’ Option Plan. The Company adopted a new Stock Option Plan for Non-Employee Directors that was approved by the stockholders at the 2002 Annual Meeting. The Directors’ Plan provides that each non-employee director shall be granted, on the date such director becomes a director, an initial option to purchase 3,000 shares of Common Stock, and on the date of each annual meeting thereafter, each continuing non-employee director shall be granted an additional option to purchase 3,000 shares of Common Stock. In addition, prior to any quarter, the Board may elect to grant stock options to each non-employee director in lieu of the $2,500 quarterly fee for service. The number of shares subject to each director fee option would be equal to (a) $2,500, divided by (b) the fair market value of a share of Common Stock on the first business day of the quarter, rounded down to the nearest whole share. Each stock option granted to a director is fully vested on the date of grant and has an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant.

Executive Officers

In addition to Messrs. Jacobstein and O’Mahoney, profiled above, the following person serves as an executive officer of the Company.

Michael D. Kaplan, 46, has served as Vice President of Finance, Chief Financial Officer, and Corporate Secretary of the Company since his hire in September 2006.  From 2001 to 2005, Mr. Kaplan held the position of Director of Finance at OnVantage, Inc. and at Think3, Inc., both located in Santa Clara, CA.  From 1997 to 2001, he was a senior finance consultant at the management consulting subsidiary of TMP Worldwide, Inc.  Prior to devoting the period 1994 to 1997 to his private management consulting practice, Mr. Kaplan was a due diligence officer at the public investment company SunAmerica, Inc.

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, controller, other officers and managers. The Company’s will provide a copy of the Company’s Code of Ethics free of charge upon written request to the requesting party.

For information regarding the compensation of executives see “Executive Compensation.”

REPORT OF THE FINANCE AND AUDIT COMMITTEE

The Finance and Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Burr, Pilger & Mayer LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.

The Finance and Audit Committee consists of two directors, each of whom, in the judgment of the Board, is an “independent director”. The Finance and Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. The Committee has discussed and reviewed with the auditors all matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). During 2006 and through November 2007 the Committee met with Burr, Pilger & Mayer LLP with and without management present, to discuss the overall scope of Burr, Pilger’s & Mayer’s audit, the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of its financial reporting.

The Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

FINANCE AND AUDIT COMMITTEE

Larry E. Druffel (Acting Chairman)
Irwin Roth

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of Common Stock as of March 28, 2008 by each of the directors and nominee for director of the Company, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. There are no persons known to the Company to own beneficially more than 5% of the Common Stock of the Company that are not listed below.

Name and Address of Beneficial Owner(1)	Common Stock Owned Beneficially(2)	Percent (3) of Class
Neil A. Jacobstein(4)	804,589(5)	12.7%
Benedict O’Mahoney(4)	172,000(6)	2.7%
Larry E. Druffel(4)	74,305(7)	1.2%
Irwin Roth(4)	27,719(8)	*
Michael D. Kaplan(4)	375(9)	*
All Directors and Executive Officers of the Company as a Group (5 Persons)	1,078,988(10)	17.0%

*      Less than 1%

(1)
Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and to the information contained in the footnotes to this table.

(2)
All share numbers have been adjusted to give effect to a one-for-five reverse stock split on December 22, 1998. Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.

(3)
Calculated on the basis of 6,350,153 shares outstanding as of March 28, 2008, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after March 28, 2008 are deemed to be outstanding for purposes of calculating that stockholder’s percentage beneficial ownership.

(4)	The address of all directors and executive officers is the Company’s Executive Offices located at 2595 E. Bayshore Road, Palo Alto, California 94303.
(5)
Includes 350,000 shares, which may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of March 28, 2008. Includes 24,000 shares owned by Mr. Jacobstein’s spouse; with respect to which, Mr. Jacobstein disclaims beneficial ownership.

(6)	Includes 172,000 shares that may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of March 28, 2008.
(7)	Includes 67,305 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of March 28, 2008.
(8)	Includes 27,719 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of March 28, 2008.
(9)	Includes 375 shares that may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of March 28, 2008.
(10)	Includes options for 617,399 shares that are currently exercisable or will become exercisable within 60 days of March 28, 2008.

EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth the compensation paid to the Chief Executive Officer and the two most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for all services to the Company in the fiscal years ended December 31, 2006, 2005, and 2004.

SUMMARY COMPENSATION TABLE

Annual Compensation
Name and Principal Position	Year	Salary $(1)	Bonus $
Neil Jacobstein, Chair, President, & CEO Chief Executive Officer	2006 2005 2004	269,850 209,737(2) 253,213

Benedict O’Mahoney, SVP Administration & Legal	2006 2005 2004	157,500 139,954 140,916

Dennis Bugbee, VP Finance and Chief Financial Officer	2006 2005 2004	35,375(3) 147,625 162,229

(1)	Includes 401(k) deferred compensation and 5% Company matching provision.
(2)	Mr. Jacobstein voluntarily reduced his salary by $38,219 in 2005 in order to assist in the company’s recovery. This salary reduction ended in September 2005.
(3)	Mr. Bugbee left the Company in early 2006 due to a serious illness.

FISCAL YEAR-END OPTION VALUES

The following table provides the specified information concerning unexercised options held as of December 31, 2006, by the persons named in the Summary Compensation Table above. There were no exercises of options by the executive officers named in the Summary Compensation Table above during the fiscal year ended December 31, 2006.

Name	Number of Securities Underlying Unexercised Options at FYE (Exercisable/ Unexercisable) (#)(1)	Value of Unexercised In-the-Money Options at FYE (Exercisable/Unexercisable)($)
Neil Jacobstein, Chair, Pres, CEO	350,000/-	-/-
Benedict O’Mahoney, SVP Adm & Legal	172,000/-	-/-
Dennis Bugbee, VP and CFO	165,000/-	-/-

Employment Contracts and Termination of Employment and Change of Control Arrangements

Neil Jacobstein, Chairman of the Board, Chief Executive Officer, and President, has an employment agreement with the Company that provides for a 2007 base salary of $257,000. Mr. Jacobstein is eligible for a bonus, but he waived his potential bonus for 2005, 2006, and 2007 in order to accelerate the Company’s turnaround. He was granted 350,000 stock options in 2005. Mr. Jacobstein’s employment agreement includes an incentive compensation plan that provides for additional compensation when certain target objectives are achieved in strategic categories that have been determined and assessed by the Board of Directors to a maximum of 120% of his annual base salary. Mr. Jacobstein has a severance package that entitles him to severance benefits equal to his most recent twelve-month salary and bonus. In the event of a change of control, defined as any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, Mr. Jacobstein will be entitled to the following severance benefits: (i) full accrued salary and vacation pay, (ii) accrued incentive compensation awarded or determined to be awarded by the Board of Directors, (iii) insurance coverage, (iv) retirement benefits, and (v) a lump sum severance payment equal to two times the average total cash compensation (salary and bonus) for the previous two years.

EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains two compensation plans that provide for the issuance of Common Stock of the Company to officers and other employees, directors, and consultants. These consist of the 1998 Stock Option Plan (the “1998 Plan”) and the 2002 Stock Option Plan for Non-Employee Directors (the “Director Plan”). The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2006.

ADDITIONAL INFORMATION

Submission of Stockholder Proposals

The Company must receive proposals for action at the 2007 Annual Meeting of Stockholders at its principal executive offices at 2595 E. Bayshore Road, Palo Alto, California 94303, no later than May 27, 2008. Any such submission must conform to the regulations of the Securities and Exchange Commission concerning stockholder proposals. Stockholder business that is not intended for inclusion in the Company’s proxy materials may be brought before the annual meeting so long as the Company receives notice of the proposal as specified by the Company’s by-laws, addressed to the Secretary at the principal executive offices, not later than the specified date.

If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement will be a reasonable time set and disclosed by us before we begin to print and mail our proxy materials.

Stockholder proposals may be included in the Company’s proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in the applicable Securities and Exchange Commission rules. Should a stockholder proposal be presented before the 2007 Annual Meeting of Stockholders, regardless of whether it is included in our proxy materials, the Company’s management proxy holders will be authorized by the proxy form to vote for or against the proposal in their discretion if:

the Company does not receive notice of the proposal, addressed to the Secretary at the principal executive offices of the Company prior to the close of business on April 25, 2008; or

the Company receives notice of the proposal prior to such time and provides information in the proxy statement (a) regarding the nature of the matter and (b) advising stockholders how management intends to exercise its discretion to vote on the matter.

Annual Report

Accompanying this Proxy Statement is a copy of the Company’s Annual Report for the year ended December 31, 2006. A complete copy of the 10-KSB (without exhibits) as filed with the Securities and Exchange Commission, including the financial statements and the financial statement schedules, can be obtained without charge from the Company upon receipt of a written request from the security holder addressed to the Secretary. The Company will also furnish a copy of any exhibit included in the 10-KSB upon payment of a $5.00 fee and receipt of a written request for such exhibit. The written request should be directed to Michael Kaplan, Corporate Secretary, Teknowledge Corporation, 2595 E. Bayshore Road, Palo Alto, California 94303.

Other Matters

The Board of Directors knows of no other business that will be presented in the meeting. If matters other than those described herein should properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Michael D. Kaplan
Michael D. Kaplan
Vice President, Chief Financial Officer, and Corporate Secretary

Palo Alto, California
April 24, 2008

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY
TEKNOWLEDGE CORPORATION
2595 E. Bayshore Rd.
Palo Alto, California 94303
Proxy for Annual Meeting of Stockholders on May 29, 2008
This Proxy is Solicited on Behalf of the Board of Directors

The Undersigned hereby appoints Neil Jacobstein and Michael Kaplan, and each or either of them as proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote all the shares of the Common Stock, par value $.01 per share (the “Common Stock”), of Teknowledge Corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 29, 2008, commencing at 10:00 a.m., local time, at the Company’s executive offices located at 2595 E. Bayshore Rd., Palo Alto, California or any adjournment of postponement thereof (1) as hereafter specified upon the proposals listed below and as particularly described in the Company’s Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

The undersign hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report for the fiscal year ended December 31, 2006.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

   X           Please mark votes as in this example.

1.  Election of Directors:
The Board has nominated Larry E. Druffel as Class I director to serve a term of three years or until his successor is duly elected and qualified.
                                                              For                          Withhold
Nominee: Larry E. Druffel

   In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no directions are specified, this Proxy will be voted FOR Proposal 1.

Please sign exactly as the name(s) appear on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign the Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation holds shares of stock, the president or other authorized officer, on behalf of the corporation, should execute the Proxy. If a partnership, the Proxy should be executed in the partnership name by an authorized individual.

Please complete, date, sign and mail this proxy in the enclosed postage-paid envelope.

Signature:                                                      Date

Signature:                                                      Date
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE
PROVIDED BELOW AND RETURN THIS PORTION WITH THIS PROXY IN THE ENVELOPE PROVIDED.